UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07707

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2013

Date of reporting period: November 30, 2013

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein

Global Real Estate Investment Fund

November 30, 2013

Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

January 10, 2014

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Global Real Estate Investment Fund (the “Fund”) for the annual reporting period ended November 30, 2013.

Investment Objectives and Policies

The Fund’s investment objective is total return from long-term growth of capital and income.

Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of real estate investment trusts (“REITs”), and other real estate industry companies, such as real estate operating companies. The Fund invests in real estate companies that AllianceBernstein L.P. (the “Adviser”) believes have strong property fundamentals and management teams. The Fund seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type.

The Fund invests in U.S. and non- U.S. issuers. Under normal circumstances, the Fund invests significantly (at least 40%—unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries. The Fund’s investment policies emphasize investments in companies determined by the Adviser to be undervalued relative to their peers, using a fundamental value approach.

Currencies can have a dramatic impact on equity return, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser also may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund invests in equity securities that include common stock, shares of beneficial interest of REITs, and securities with common stock characteristics, such as preferred stock or convertible securities (“real estate equity securities”). The Fund may enter into forward commitments and standby commitment agreements. The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards and swap agreements. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	1

portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges. The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

Investment Results

The table on page 6 shows the Fund’s performance compared to its primary benchmark, the Financial Times Stock Exchange European Public Real Estate Association/National Association of Real Estate Investment Trusts (“FTSE EPRA/NAREIT”) Developed Real Estate (“RE”) Index for the six- and 12-month periods ended November 30, 2013. A comparison to the global equity market is also shown, as represented by the Morgan Stanley Capital International (“MSCI”) World Index, for the same timeframes; additionally, a comparison to the overall U.S. stock market, as represented by the Standard & Poor’s (“S&P”) 500 Index, is shown.

For the 12-month period, all share classes of the Fund outperformed the primary benchmark. Positive stock selection in the residential health care and industrial/office sectors contributed to returns; sector selection detracted, weighed down by an overweight to the underperforming residential sector. All share classes of the Fund underperformed the primary benchmark for the six-month period. The largest detractor was stock selection in the diversified sector, which was only partially offset by positive stock selection in the industrial/office sector. Sector selection contributed to returns, helped by an underweight to the underperforming retail sector and an overweight to the diversified sector.

Derivatives in the form of currency forwards were utilized to implement currency management, which added to performance for the 12-month period, and detracted for the six-month period.

Market Review and Investment Strategy

Policy announcements by several of the world’s central banks and hopes for better global economic growth helped real estate markets post solid gains during the 12-month period ended November 30, 2013. An increase in the level and volatility of interest rates, however, weighed on real estate markets during the six-month period.

Global real estate stocks have also been benefiting from several positive trends. For example, both debt and equity financing remained available at attractive prices. Also, real estate fundamentals are generally improving or stable across the globe. In Australia, the residential sector remains strong, buoyed by the ongoing recovery in home prices. In Japan, the overall economic environment is improving faster than in other parts of the world, leading to signs of a recovery in the office market. In the UK, the London office market has been especially strong and the recovery in real estate values is now spreading to secondary markets. For continental Europe, the recent return to

2	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

economic growth is helping a broad swath of the property market. In the U.S., occupancy in many markets has reached levels near the prior peak in the lodging and retail sectors. The Global REIT Senior Investment Management Team has been finding opportunities across a wide group of countries and sectors, focusing on attractively-priced companies with improving fundamentals, together with the balance sheet strength to withstand periods of renewed volatility.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	3

DISCLOSURES AND RISKS

The unmanaged FTSE® EPRA/NAREIT Developed RE Index, the unmanaged MSCI World Index and the unmanaged S&P® 500 Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The FTSE EPRA/NAREIT Developed RE Index is a market value-weighted index based upon the last closing price of the month for tax-qualified REITs listed on the NYSE, AMEX and the NASDAQ. The MSCI World Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets. The S&P 500 Index includes 500 U.S. stocks and is a common representation of the performance of the overall U.S. stock market. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Real Estate Risk: The Fund’s investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Prepayment Risk: The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Fund to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: When the Fund borrows money or otherwise leverages its portfolio, it may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum frontend sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1%, 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED NOVEMBER 30, 2013 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Global Real Estate Investment Fund*
Class A	-1.25%	10.10%

Class B†	-1.65%	9.31%

Class C	-1.64%	9.34%

Advisor Class‡	-1.11%	10.46%

Class R‡	-1.49%	9.78%

Class K‡	-1.26%	10.14%

Class I‡	-1.11%	10.50%

Primary Benchmark: FTSE EPRA/NAREIT Developed RE Index	-0.99%	8.18%

MSCI World Index	11.59%	26.38%

S&P 500 Index	11.91%	30.30%

*    Includes the impact of proceeds received and credited to the Fund resulting from third party regulatory settlements, which enhanced the Fund’s performance for the 12-month period ended November 30, 2013 by 0.03%.

†     Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

‡      Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

11/30/03 TO 11/30/13 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global Real Estate Investment Fund Class A shares (from 11/30/03 to 11/30/13) as compared to the performance of the Fund’s primary benchmark, the FTSE EPRA/NAREIT Developed RE Index, as well as the MSCI World Index and the S&P 500 Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2013 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	10.10%	5.45%
5 Years	16.90%	15.89%
10 Years	7.49%	7.02%

Class B Shares
1 Year	9.31%	5.31%
5 Years	15.94%	15.94%
10 Years(a)	6.81%	6.81%

Class C Shares
1 Year	9.34%	8.34%
5 Years	16.04%	16.04%
10 Years	6.71%	6.71%

Advisor Class Shares*
1 Year	10.46%	10.46%
5 Years	17.24%	17.24%
10 Years	7.84%	7.84%

Class R Shares*
1 Year	9.78%	9.78%
5 Years	16.64%	16.64%
Since Inception†	4.95%	4.95%

Class K Shares*
1 Year	10.14%	10.14%
5 Years	17.03%	17.03%
Since Inception†	5.27%	5.27%

Class I Shares*
1 Year	10.50%	10.50%
5 Years	17.39%	17.39%
Since Inception†	5.62%	5.62%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.50%, 2.30%, 2.23%, 1.20%, 1.74%, 1.43% and 1.10% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class R, Class K and Class I shares is listed below.

†	Inception date: 3/1/2005.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END DECEMBER 31, 2013 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	1.24%
5 Years	13.91%
10 Years	6.68%

Class B Shares
1 Year	0.86%
5 Years	13.97%
10 Years(a)	6.46%

Class C Shares
1 Year	3.89%
5 Years	14.05%
10 Years	6.37%

Advisor Class Shares*
1 Year	5.97%
5 Years	15.24%
10 Years	7.49%

Class R Shares*
1 Year	5.41%
5 Years	14.65%
Since Inception†	4.95%

Class K Shares*
1 Year	5.67%
5 Years	15.03%
Since Inception†	5.26%

Class I Shares*
1 Year	6.01%
5 Years	15.38%
Since Inception†	5.61%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class R, Class K and Class I shares is listed below.

†	Inception date: 3/1/2005.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	9

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2013	Ending Account Value November 30, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$987.50	$7.03	1.41%
Hypothetical**	$1,000	$1,018.00	$7.13	1.41%
Class B
Actual	$1,000	$983.50	$10.69	2.15%
Hypothetical**	$1,000	$1,014.29	$10.86	2.15%
Class C
Actual	$1,000	$983.60	$10.54	2.12%
Hypothetical**	$1,000	$1,014.44	$10.71	2.12%
Advisor Class
Actual	$1,000	$988.90	$5.53	1.11%
Hypothetical**	$1,000	$1,019.50	$5.62	1.11%
Class R
Actual	$1,000	$985.10	$8.36	1.68%
Hypothetical**	$1,000	$1,016.65	$8.49	1.68%
Class K
Actual	$1,000	$987.40	$6.73	1.35%
Hypothetical**	$1,000	$1,018.30	$6.83	1.35%
Class I
Actual	$1,000	$988.90	$5.24	1.05%
Hypothetical**	$1,000	$1,019.80	$5.32	1.05%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

10	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Expense Example

PORTFOLIO SUMMARY

November 30, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $138.7

*	All data are as of November 30, 2013. The Fund’s industry and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.6% or less in the following countries: Belgium, Brazil and Netherlands.

Please note: The industry classifications presented herein are based on industry categorization methodology of the Adviser. These industry classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific sector information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	11

Portfolio Summary

TEN LARGEST HOLDINGS*

November 30, 2013 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Simon Property Group, Inc.	$7,342,350	5.3%
Mitsui Fudosan Co., Ltd.	4,013,921	2.9
Unibail-Rodamco SE	3,631,197	2.6
Mitsubishi Estate Co., Ltd.	3,447,026	2.5
Sumitomo Realty & Development Co., Ltd.	2,613,320	1.9
SL Green Realty Corp.	2,417,630	1.7
Sun Hung Kai Properties Ltd.	2,394,754	1.7
Stockland	2,392,402	1.7
Land Securities Group PLC	2,314,720	1.7
Wharf Holdings Ltd.	2,155,066	1.6
	$32,722,386	23.6%

*	Long-term investments.

12	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

November 30, 2013

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.3%
Equity: Other – 42.3%
Diversified/Specialty – 36.3%
Armada Hoffler Properties, Inc.	81,492	$834,478
Australand Property Group	238,380	815,772
British Land Co. PLC	203,776	2,035,683
Buzzi Unicem SpA	49,620	848,884
Chambers Street Properties(a)	200,480	1,657,970
Cheung Kong Holdings Ltd.	90,000	1,420,167
Cofinimmo	6,470	797,790
Corrections Corp. of America	32,474	1,083,008
Country Garden Holdings Co., Ltd.	1,947,000	1,283,197
Dexus Property Group	585,750	556,179
Digital Realty Trust, Inc.(a)	19,750	932,990
Dundee Real Estate Investment Trust – Class A	31,571	832,302
Fibra Uno Administracion SA de CV	241,510	753,682
Geo Group, Inc. (The)	39,880	1,308,064
Gramercy Property Trust, Inc.(b)	156,370	841,271
Henderson Land Development Co., Ltd.	66,000	384,325
ICADE	15,250	1,396,360
Japan Hotel REIT Investment Corp.	1,633	769,900
Kennedy-Wilson Holdings, Inc.	71,250	1,467,037
Land Securities Group PLC	148,550	2,314,720
Lend Lease Group	136,600	1,374,418
LPN Development PCL (NVDR)	538,600	310,371
Mapletree Commercial Trust	763,000	747,085
Mexico Real Estate Management SA de CV(b)	314,690	549,615
Mitchells & Butlers PLC(b)	101,610	686,065
Mitsubishi Estate Co., Ltd.	124,000	3,447,026
Mitsui Fudosan Co., Ltd.	118,000	4,013,921
New World Development Co., Ltd.	498,579	671,944
Regal Entertainment Group – Class A	74,110	1,443,663
Sekisui House SI Investment Co.(a)	69	334,787
Spirit Realty Capital, Inc.	182,700	1,814,211
Sumitomo Realty & Development Co., Ltd.	55,000	2,613,320
Sun Hung Kai Properties Ltd.	186,855	2,394,754
Supalai PCL (NVDR)	983,300	490,186
Swire Properties Ltd.	389,800	1,042,644
Tokyu REIT, Inc.	113	675,925
Top REIT, Inc.	93	410,834
UOL Group Ltd.	213,616	1,056,869
Vornado Realty Trust	13,890	1,221,348
Wharf Holdings Ltd.	260,000	2,155,066
Wheelock & Co., Ltd.	131,000	636,753

		50,424,584

Health Care – 5.6%
Chartwell Retirement Residences	76,880	723,125
HCP, Inc.	24,870	914,470
Health Care REIT, Inc.	14,931	835,987
LTC Properties, Inc.	41,720	1,606,637

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Medical Properties Trust, Inc.	121,780	$1,608,714
Omega Healthcare Investors, Inc.	36,590	1,196,127
Ventas, Inc.	16,200	920,646

		7,805,706

Triple Net – 0.4%
National Retail Properties, Inc.	15,450	490,537

		58,720,827

Retail – 19.2%
Regional Mall – 7.2%
General Growth Properties, Inc.	42,170	875,028
Simon Property Group, Inc.	48,998	7,342,350
Westfield Group	193,312	1,829,611

		10,046,989

Shopping Center/Other Retail – 12.0%
Aeon Mall Co., Ltd.	50,560	1,454,008
DDR Corp.	79,880	1,277,281
Federation Centres Ltd.	189,240	410,574
Frontier Real Estate Investment Corp.	50	467,135
Fukuoka REIT Co.	43	340,615
Japan Retail Fund Investment Corp.	383	754,985
Kimco Realty Corp.	19,180	395,492
Kite Realty Group Trust	227,941	1,493,013
Klepierre	36,103	1,674,651
Link REIT (The)	83,261	406,285
Ramco-Gershenson Properties Trust	94,819	1,517,104
RioCan Real Estate Investment Trust	14,589	338,455
Unibail-Rodamco SE	13,911	3,631,197
Vastned Retail NV	15,530	701,563
Westfield Retail Trust	618,750	1,717,480

		16,579,838

		26,626,827

Residential – 14.9%
Multi-Family – 13.8%
Advance Residence Investment Corp.	256	555,689
Associated Estates Realty Corp.	98,680	1,569,999
AvalonBay Communities, Inc.	10,820	1,282,819
Berkeley Group Holdings PLC	18,310	704,646
Brookfield Residential Properties, Inc.(b)	62,972	1,360,825
China Overseas Land & Investment Ltd.	234,000	728,606
China Vanke Co., Ltd. – Class B	330,460	605,414
Comforia Residential REIT, Inc.	33	227,627
Deutsche Annington Immobilien SE(b)	27,702	720,729
Equity Residential	19,510	1,005,545
Home Properties, Inc.	7,270	382,257
KWG Property Holding Ltd.	886,500	532,140
LEG Immobilien AG(b)	20,870	1,199,285
Mid-America Apartment Communities, Inc.	27,950	1,683,708
Post Properties, Inc.	7,990	342,451
Rossi Residencial SA(b)	514,855	476,044

14	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Sekisui Chemical Co., Ltd.	33,000	$387,430
Stockland	682,490	2,392,402
Sun Communities, Inc.	35,940	1,466,352
Taylor Wimpey PLC	449,810	781,864
Wing Tai Holdings Ltd.	486,000	773,618

		19,179,450

Self Storage – 1.1%
Public Storage	10,012	1,528,832

		20,708,282

Office – 10.9%
Office – 10.9%
Allied Properties Real Estate Investment Trust(a)	30,872	947,001
Boston Properties, Inc.	6,510	647,680
CapitaCommercial Trust	903,000	1,066,698
Cominar Real Estate Investment Trust	52,927	900,471
Cousins Properties, Inc.	177,546	1,901,518
Hongkong Land Holdings Ltd.	56,000	330,471
Investa Office Fund	193,300	548,870
Japan Excellent, Inc.	134	792,429
Japan Real Estate Investment Corp.	119	1,254,777
Kenedix Realty Investment Corp. – Class A	175	814,582
Orix JREIT, Inc.	797	992,853
Parkway Properties, Inc./MD	84,761	1,550,279
SL Green Realty Corp.	26,723	2,417,630
Workspace Group PLC	116,430	962,392

		15,127,651

Lodging – 6.2%
Lodging – 6.2%
Ashford Hospitality Prime, Inc.(b)	34,869	713,420
Ashford Hospitality Trust, Inc.	173,656	1,425,716
Chesapeake Lodging Trust	23,060	550,442
DiamondRock Hospitality Co.	150,540	1,720,672
Hersha Hospitality Trust	266,750	1,528,478
Host Hotels & Resorts, Inc.	38,630	711,178
InterContinental Hotels Group PLC	24,166	751,437
LaSalle Hotel Properties	36,870	1,154,768

		8,556,111

Industrials – 4.8%
Industrial Warehouse Distribution – 4.8%
Granite Real Estate Investment(b)	39,220	1,313,870
Hansteen Holdings PLC	301,020	525,932
Hopewell Holdings Ltd.	194,000	650,276
Mapletree Logistics Trust	974,000	814,440
Nippon Prologis REIT, Inc.	66	638,757
ProLogis, Inc.	29,704	1,126,673
STAG Industrial, Inc.	70,940	1,537,979

		6,607,927

Total Common Stocks (cost $117,812,279)		136,347,625

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	15

Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.6%
Investment Companies – 1.6%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(c) (cost $2,197,992)	2,197,992	$2,197,992

Total Investments Before Security Lending Collateral for Securities Loaned – 99.9% (cost $120,010,271)		138,545,617

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.8%
Investment Companies – 1.8%
AllianceBernstein Exchange Reserves – Class I, 0.07%(c) (cost $2,577,988)	2,577,988	2,577,988

Total Investments – 101.7% (cost $122,588,259)		141,123,605
Other assets less liabilities – (1.7)%		(2,393,180)

Net Assets – 100.0%		$138,730,425

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Capital Inc.	EUR	471	USD	624	12/17/13	$(15,377)
BNP Paribas SA	AUD	1,113	USD	1,028	12/17/13	14,710
BNP Paribas SA	USD	2,356	AUD	2,459	12/17/13	(117,527)
BNP Paribas SA	USD	911	JPY	89,843	12/17/13	(33,721)
BNP Paribas SA	USD	1,102	NZD	1,361	3/18/14	(3,244)
Citibank	EUR	1,992	USD	2,692	12/17/13	(14,630)
Credit Suisse International	CHF	3,460	USD	3,877	12/17/13	59,682
Credit Suisse International	JPY	192,422	USD	1,976	12/17/13	97,560
Credit Suisse International	SEK	4,684	USD	729	12/17/13	14,353
Credit Suisse International	USD	2,660	SEK	16,946	12/17/13	(75,970)
Credit Suisse International	USD	1,351	SEK	8,879	12/17/13	3,171
Credit Suisse International	JPY	292,924	USD	2,895	3/18/14	33,064
Deutsche Bank	CAD	2,706	USD	2,617	12/17/13	69,883
Goldman Sachs	AUD	604	USD	572	12/17/13	22,478
Goldman Sachs	JPY	323,293	USD	3,292	12/17/13	135,273
Goldman Sachs	USD	1,331	GBP	825	12/17/13	19,012
Goldman Sachs	USD	3,284	JPY	323,293	12/17/13	(127,429)
HSBC Securities Inc.	GBP	1,009	USD	1,635	12/17/13	(16,527)
JPMorgan Chase Bank	USD	2,032	EUR	1,501	12/17/13	7,102
Royal Bank of Canada	CAD	2,264	USD	2,184	12/17/13	52,753
Royal Bank of Canada	USD	331	CAD	349	12/17/13	(2,726)
Royal Bank of Scotland	USD	4,278	EUR	3,100	12/17/13	(66,435)
Royal Bank of Scotland	USD	433	GBP	268	12/17/13	5,329
Royal Bank of Scotland	USD	2,407	NZD	2,906	12/17/13	(44,810)
Standard Chartered Bank	USD	1,865	AUD	1,985	12/17/13	(58,100)

16	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
UBS Securities LLC	EUR	1,030	USD	1,361	12/17/13	$(38,196)
UBS Securities LLC	SEK	4,195	USD	650	12/17/13	10,140
UBS Securities LLC	USD	3,720	CHF	3,460	12/17/13	97,903
UBS Securities LLC	USD	468	GBP	291	12/17/13	8,654
UBS Securities LLC	USD	375	CHF	341	3/18/14	1,166

						$37,541

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	Non-income producing security.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro

GBP – Great British Pound

JPY – Japanese Yen

NZD – New Zealand Dollar

SEK – Swedish Krona

USD – United States Dollar

Glossary:

NVDR – Non Voting Depositary Receipt

REIT – Real Estate Investment Trust

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	17

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

November 30, 2013

Assets
Investments in securities, at value
Unaffiliated issuers (cost $117,812,279)	$136,347,625	(a)
Affiliated issuers (cost $4,775,980—including investment of cash collateral for securities loaned of $2,577,988)	4,775,980
Foreign currencies, at value (cost $619,485)	616,623
Unrealized appreciation of forward currency exchange contracts	652,233
Dividends receivable	282,772
Receivable for capital stock sold	75,413

Total assets	142,750,646

Liabilities
Payable for collateral received on securities loaned	2,577,988
Unrealized depreciation of forward currency exchange contracts	614,692
Payable for investment securities purchased	343,839
Payable for capital stock redeemed	180,861
Advisory fee payable	63,400
Distribution fee payable	46,293
Administrative fee payable	11,534
Transfer Agent fee payable	10,440
Accrued expenses and other liabilities	171,174

Total liabilities	4,020,221

Net Assets	$138,730,425

Composition of Net Assets
Capital stock, at par	$10,412
Additional paid-in capital	178,891,749
Undistributed net investment income	904,354
Accumulated net realized loss on investment and foreign currency transactions	(59,643,453)
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	18,567,363

	$138,730,425

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$79,216,311	5,918,266	$13.39	*

B	$2,530,822	193,504	$13.08

C	$22,057,588	1,673,782	$13.18

Advisor	$13,273,987	995,951	$13.33

R	$9,476,844	716,661	$13.22

K	$10,083,035	757,602	$13.31

I	$2,091,838	156,224	$13.39

(a)	Includes securities on loan with a value of $2,451,955 (See Note E).

*	The maximum offering price per share for Class A shares was $13.98 which reflects a sales charge of 4.25%.

See notes to financial statements.

18	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended November 30, 2013

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $193,865)	$5,131,138
Affiliated issuers	4,332
Securities lending income	46,685	$5,182,155

Expenses
Advisory fee (see Note B)	808,813
Distribution fee—Class A	260,921
Distribution fee—Class B	33,169
Distribution fee—Class C	217,772
Distribution fee—Class R	51,353
Distribution fee—Class K	26,137
Transfer agency—Class A	167,205
Transfer agency—Class B	7,646
Transfer agency—Class C	43,309
Transfer agency—Advisor Class	23,406
Transfer agency—Class R	24,769
Transfer agency—Class K	19,652
Transfer agency—Class I	2,436
Custodian	126,389
Registration fees	102,948
Directors’ fees	59,303
Audit	59,098
Administrative	49,465
Printing	41,167
Legal	38,964
Miscellaneous	45,792

Total expenses		2,209,714

Net investment income		2,972,441

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions		11,565,632
Foreign currency transactions		606,783
Net change in unrealized appreciation/depreciation of:
Investments		(3,499,576)
Foreign currency denominated assets and liabilities		(99,156)

Net gain on investment and foreign currency transactions		8,573,683

Net Increase in Net Assets from Operations		$11,546,124

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	19

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Year Ended November 30, 2013	Year Ended November 30, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,972,441	$2,093,563
Net realized gain on investment and foreign currency transactions	12,172,415	7,954,810
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(3,598,732)	14,246,202

Net increase in net assets from operations	11,546,124	24,294,575
Dividends to Shareholders from
Net investment income
Class A	(5,109,932)	(2,284,018)
Class B	(204,059)	(114,437)
Class C	(1,015,401)	(495,428)
Advisor Class	(485,256)	(207,734)
Class R	(536,558)	(211,475)
Class K	(541,563)	(260,755)
Class I	(108,681)	(103,369)
Capital Stock Transactions
Net increase (decrease)	(1,993,559)	9,819,559
Proceeds from third party regulatory settlement (see Note F)	47,779	– 0	–

Total increase	1,598,894	30,436,918
Net Assets
Beginning of period	137,131,531	106,694,613

End of period (including undistributed net investment income of $904,354 and $1,178,249, respectively)	$138,730,425	$137,131,531

See notes to financial statements.

20	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

November 30, 2013

NOTE A

Significant Accounting Policies

AllianceBernstein Global Real Estate Investment Fund, Inc. (the “Fund”) was incorporated in the state of Maryland on July 15, 1996 is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) to Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (“the Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	21

Notes to Financial Statements

price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and asked prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a

22	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability (including those valued based on their market values as described in Note A.1 above). Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2013:

Investments in Securities	Level 1	Level 2		Level 3			Total
Assets:
Common Stocks:
Equity: Other	$23,035,882	$35,684,945		$	– 0	–	$58,720,827
Retail	13,238,723	13,388,104			– 0	–	26,626,827
Residential	12,298,117	8,410,165			– 0	–	20,708,282
Office	9,326,971	5,800,680			– 0	–	15,127,651
Lodging	7,804,674	751,437			– 0	–	8,556,111
Industrials	3,978,522	2,629,405			– 0	–	6,607,927
Short-Term Investments	2,197,992	– 0	–		– 0	–	2,197,992
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	2,577,988	– 0	–		– 0	–	2,577,988

Total Investments in Securities	74,458,869	66,664,736	†		– 0	–	141,123,605

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	23

Notes to Financial Statements

Investments in Securities	Level 1			Level 2	Level 3			Total
Other Financial Instruments*:
Assets
Forward Currency Exchange Contracts	$	– 0	–	$652,233	$	– 0	–	$652,233
Liabilities
Forward Currency Exchange Contracts		– 0	–	(614,692)		– 0	–	(614,692)

Total^		$74,458,869		$66,702,277	$	– 0	–	$141,161,146

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

†

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

^	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, process at vendors, 2) daily compare of security valuation versus prior day for all fixed income securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

24	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	25

Notes to Financial Statements

and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2013, such fee amounted to $49,465.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $114,456 for the year ended November 30, 2013.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $7,706 from the sale of Class A shares and received $2,276, $2,372 and $7,414 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2013.

26	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended November 30, 2013 is as follows:

Market Value November 30, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2013 (000)	Dividend Income (000)
$ 711	$65,175	$63,688	$2,198	$2

Brokerage commissions paid on investment transactions for the year ended November 30, 2013 amounted to $485,372 of which $2,626 and $0, respectively, were paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $8,976,528, $2,250,625, $278,052 and $130,224 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal period for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	27

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2013 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$164,376,281		$172,387,620
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency exchange contracts) are as follows:

Cost	$127,861,903

Gross unrealized appreciation	$22,472,099
Gross unrealized depreciation	(9,210,397)

Net unrealized appreciation	$13,261,702

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended November 30, 2013, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

28	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

Documentation governing the Fund’s OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Fund decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. As of November 30, 2013, the Fund had OTC derivatives with contingent features in net liability positions in the amount of $350,332. If a trigger event had occurred at November 30, 2013, for those derivatives in a net liability position, an amount of $350,332 would be required to be posted by the Fund.

At November 30, 2013, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$652,233	Unrealized depreciation of forward currency exchange contracts	$614,692

Total		$652,233		$614,692

The effect of derivative instruments on the statement of operations for the year ended November 30, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain/(loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$617,104	$(98,819)

Total		$617,104	$(98,819)

The following table represents the volume of the Fund’s derivative transactions during the year ended November 30, 2013:

Foreign Exchange Contracts:
Average principal amount of buy contracts	$20,343,763
Average principal amount of sale contracts	$21,268,485

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	29

Notes to Financial Statements

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. A Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board of Directors. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At November 30, 2013, the Fund had securities on loan with a value of $2,451,955 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $2,577,988. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $46,685 and $2,775 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the year ended

30	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

November 30, 2013; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AllianceBernstein Exchange Reserves for the year ended November 30, 2013 is as follows:

Market Value November 30, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2013 (000)
$ 5,165	$46,708	$49,295	$2,578

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended November 30, 2013	Year Ended November 30, 2012	Year Ended November 30, 2013	Year Ended November 30, 2012

Class A
Shares sold	2,585,533	2,204,517	$35,203,401	$26,404,182

Shares issued in reinvestment of dividends	348,667	188,642	4,410,629	1,986,162

Shares converted from Class B	79,783	76,658	1,075,752	917,220

Shares redeemed	(3,838,050)	(1,615,152)	(50,405,942)	(19,045,595)

Net increase (decrease)	(824,067)	854,665	$(9,716,160)	$10,261,969

Class B
Shares sold	20,400	33,120	$272,188	$391,436

Shares issued in reinvestment of dividends	15,308	10,002	190,429	103,962

Shares converted to Class A	(81,273)	(78,205)	(1,075,752)	(917,220)

Shares redeemed	(71,608)	(57,770)	(937,735)	(672,724)

Net decrease	(117,173)	(92,853)	$(1,550,870)	$(1,094,546)

Class C
Shares sold	491,233	166,586	$6,556,259	$1,976,839

Shares issued in reinvestment of dividends	67,919	40,719	851,017	424,719

Shares redeemed	(379,384)	(369,058)	(4,996,872)	(4,315,564)

Net increase (decrease)	179,768	(161,753)	$2,410,404	$(1,914,006)

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	31

Notes to Financial Statements

	Shares		Amount
	Year Ended November 30, 2013	Year Ended November 30, 2012	Year Ended November 30, 2013	Year Ended November 30, 2012

Advisor Class
Shares sold	990,230	254,057	$13,170,101	$2,963,691

Shares issued in reinvestment of dividends	22,839	14,084	286,858	146,980

Shares redeemed	(610,210)	(150,432)	(7,935,252)	(1,745,452)

Net increase	402,859	117,709	$5,521,707	$1,365,219

Class R
Shares sold	317,585	337,986	$4,226,197	$3,992,778

Shares issued in reinvestment of dividends	42,856	20,275	536,556	211,475

Shares redeemed	(341,142)	(214,172)	(4,517,782)	(2,524,717)

Net increase	19,299	144,089	$244,971	$1,679,536

Class K
Shares sold	437,657	254,188	$5,869,001	$3,023,227

Shares issued in reinvestment of dividends	43,083	24,961	541,560	260,754

Shares redeemed	(401,934)	(234,263)	(5,387,472)	(2,757,738)

Net increase	78,806	44,886	$1,023,089	$526,243

Class I
Shares sold	60,859	34,980	$840,738	$409,995

Shares issued in reinvestment of dividends	8,619	9,886	108,681	103,369

Shares redeemed	(66,429)	(124,622)	(876,119)	(1,518,220)

Net increase (decrease)	3,049	(79,756)	$73,300	$(1,004,856)

For the year ended November 30, 2013, a third party vendor reimbursed the Fund $47,779 for losses incurred due to a regulatory settlement. This amount is presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE G

Risks Involved in Investing in the Fund

Concentration of Risk—Although the Fund does not invest directly in real estate, it invests primarily in Real Estate Equity Securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. To the extent that assets underlying the Fund’s investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to additional risks.

32	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

In addition, investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments in securities denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	33

Notes to Financial Statements

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2013.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2013 and November 30, 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary income	$8,001,450	$3,677,216

Total taxable distributions paid	$8,001,450	$3,677,216

As of November 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$4,207,390
Accumulated capital and other losses	(57,635,299	)(a)
Unrealized appreciation/(depreciation)	13,256,178	(b)

Total accumulated earnings/(deficit)	$(40,171,731)

(a)

As of November 30, 2013, the Fund had a net capital loss carryforward of $57,635,299.During the fiscal year, the Fund utilized $7,899,466 of capital loss carryforwards to offset current year net realized gains.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs), and the realization for tax purposes of gains/losses on certain derivative instruments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses,

34	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of November 30, 2013, the Fund had a net capital loss carryforward of $57,635,299 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$ 9,063,430	n/a	2016
46,626,013	n/a	2017
1,945,856	n/a	2018

During the current fiscal year, permanent differences primarily due to foreign currency reclassifications, proceeds from third party regulatory settlements, and the tax treatment of passive foreign investment companies (PFICs) resulted in a net decrease in distributions in excess of net investment income, a net increase in accumulated net realized loss on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued an ASU to clarify the scope of disclosures about offsetting assets and liabilities. The ASU limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	35

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended November 30,
	2013	2012	2011	2010		2009

Net asset value, beginning of period	$ 12.91	$ 10.89	$ 11.47	$ 10.46		$ 7.43

Income From Investment Operations
Net investment income(a)	.28	.22	.12	.16		.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.98	2.19	(.34)	1.39		2.92

Net increase (decrease) in net asset value from operations	1.26	2.41	(.22)	1.55		3.12

Less: Dividends
Dividends from net investment income	(.78)	(.39)	(.36)	(.54)		(.09)

Net asset value, end of period	$ 13.39	$ 12.91	$ 10.89	$ 11.47		$ 10.46

Total Return
Total investment return based on net asset value(b)	10.10%*	22.95%	(2.08)%	15.50%		42.59%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$79,216	$87,013	$64,116	$79,631		$75,106
Ratio to average net assets of:
Expenses	1.40%	1.50%	1.45%	1.58	%(c)	1.76%
Net investment income	2.12%	1.84%	1.04%	1.52	%(c)	2.40%
Portfolio turnover rate	115%	108%	71%	70%		67%

See footnote summary on page 42.

36	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Year Ended November 30,
	2013	2012	2011	2010		2009

Net asset value, beginning of period	$ 12.60	$ 10.62	$ 11.20	$ 10.27		$ 7.33

Income From Investment Operations
Net investment income(a)	.18	.13	.03	.08		.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.96	2.14	(.34)	1.35		2.86

Net increase (decrease) in net asset value from operations	1.14	2.27	(.31)	1.43		3.00

Less: Dividends
Dividends from net investment income	(.66)	(.29)	(.27)	(.50)		(.06)

Net asset value, end of period	$ 13.08	$ 12.60	$ 10.62	$ 11.20		$ 10.27

Total Return
Total investment return based on net asset value(b)	9.31%*	21.91%	(2.89)%	14.58%		41.29%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,531	$3,915	$4,284	$6,532		$8,591
Ratio to average net assets of:
Expenses	2.13%	2.30%	2.24%	2.38	%(c)	2.61%
Net investment income	1.36%	1.16%	.27%	.73	%(c)	1.70%
Portfolio turnover rate	115%	108%	71%	70%		67%

See footnote summary on page 42.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	37

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended November 30,
	2013	2012	2011	2010		2009

Net asset value, beginning of period	$ 12.71	$ 10.72	$ 11.29	$ 10.34		$ 7.37

Income From Investment Operations
Net investment income(a)	.19	.14	.04	.08		.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.96	2.15	(.34)	1.37		2.89

Net increase (decrease) in net asset value from operations	1.15	2.29	(.30)	1.45		3.03

Less: Dividends
Dividends from net investment income	(.68)	(.30)	(.27)	(.50)		(.06)

Net asset value, end of period	$ 13.18	$ 12.71	$ 10.72	$ 11.29		$ 10.34

Total Return
Total investment return based on net asset value(b)	9.34%*	22.02%	(2.78)%	14.68%		41.47%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$22,058	$18,989	$17,750	$20,629		$19,616
Ratio to average net assets of:
Expenses	2.11%	2.23%	2.17%	2.31	%(c)	2.50%
Net investment income	1.46%	1.18%	.31%	.78	%(c)	1.69%
Portfolio turnover rate	115%	108%	71%	70%		67%

See footnote summary on page 42.

38	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended November 30,
	2013	2012	2011	2010		2009

Net asset value, beginning of period	$ 12.85	$ 10.86	$ 11.44	$ 10.41		$ 7.39

Income From Investment Operations
Net investment income(a)	.32	.26	.15	.19		.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.97	2.16	(.33)	1.39		2.90

Net increase (decrease) in net asset value from operations	1.29	2.42	(.18)	1.58		3.12

Less: Dividends
Dividends from net investment income	(.81)	(.43)	(.40)	(.55)		(.10)

Net asset value, end of period	$ 13.33	$ 12.85	$ 10.86	$ 11.44		$ 10.41

Total Return
Total investment return based on net asset value(b)	10.46%*	23.23%	(1.80)%	15.94%		42.90%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,274	$7,622	$5,161	$7,045		$4,675
Ratio to average net assets of:
Expenses	1.10%	1.20%	1.15%	1.28	%(c)	1.46%
Net investment income	2.37%	2.16%	1.29%	1.81	%(c)	2.64%
Portfolio turnover rate	115%	108%	71%	70%		67%

See footnote summary on page 42.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	39

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended November 30,
	2013	2012	2011	2010		2009

Net asset value, beginning of period	$ 12.77	$ 10.79	$ 11.39	$ 10.40		$ 7.40

Income From Investment Operations
Net investment income(a)	.25	.19	.09	.14		.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.96	2.17	(.34)	1.38		2.92

Net increase (decrease) in net asset value from operations	1.21	2.36	(.25)	1.52		3.10

Less: Dividends
Dividends from net investment income	(.76)	(.38)	(.35)	(.53)		(.10)

Net asset value, end of period	$ 13.22	$ 12.77	$ 10.79	$ 11.39		$ 10.40

Total Return
Total investment return based on net asset value(b)	9.78%*	22.64%	(2.36)%	15.32%		42.45%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,477	$8,904	$5,970	$6,186		$4,768
Ratio to average net assets of:
Expenses	1.65%	1.74%	1.69%	1.75	%(c)	1.83%
Net investment income	1.89%	1.66%	.79%	1.32	%(c)	2.12%
Portfolio turnover rate	115%	108%	71%	70%		67%

See footnote summary on page 42.

40	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended November 30,
	2013	2012	2011	2010		2009

Net asset value, beginning of period	$ 12.84	$ 10.85	$ 11.44	$ 10.42		$ 7.40

Income From Investment Operations
Net investment income(a)	.30	.24	.13	.17		.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.96	2.16	(.34)	1.40		2.91

Net increase (decrease) in net asset value from operations	1.26	2.40	(.21)	1.57		3.13

Less: Dividends
Dividends from net investment income	(.79)	(.41)	(.38)	(.55)		(.11)

Net asset value, end of period	$ 13.31	$ 12.84	$ 10.85	$ 11.44		$ 10.42

Total Return
Total investment return based on net asset value(b)	10.14%*	22.98%	(2.02)%	15.75%		42.92%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,083	$8,713	$6,875	$8,133		$6,581
Ratio to average net assets of:
Expenses	1.34%	1.43%	1.38%	1.45	%(c)	1.50%
Net investment income	2.22%	2.01%	1.13%	1.64	%(c)	2.59%
Portfolio turnover rate	115%	108%	71%	70%		67%

See footnote summary on page 42.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	41

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended November 30,
	2013	2012	2011	2010		2009

Net asset value, beginning of period	$ 12.90	$ 10.90	$ 11.48	$ 10.45		$ 7.41

Income From Investment Operations
Net investment income(a)	.34	.28	.17	.22		.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.96	2.16	(.34)	1.37		2.92

Net increase (decrease) in net asset value from operations	1.30	2.44	(.17)	1.59		3.16

Less: Dividends
Dividends from net investment income	(.81)	(.44)	(.41)	(.56)		(.12)

Net asset value, end of period	$ 13.39	$ 12.90	$ 10.90	$ 11.48		$ 10.45

Total Return
Total investment return based on net asset value(b)	10.50%*	23.38%	(1.65)%	15.97%		43.35%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,092	$1,976	$2,538	$2,597		$3,364
Ratio to average net assets of:
Expenses	1.03%	1.10%	1.05%	1.11	%(c)	1.19%
Net investment income	2.53%	2.36%	1.42%	2.02	%(c)	2.88%
Portfolio turnover rate	115%	108%	71%	70%		67%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(c)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Fund resulting from third party regulatory settlements, which enhanced the Fund’s performance for the year ended November 30, 2013 by 0.03%.

See notes to financial statements.

42	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of AllianceBernstein Global Real Estate Investment Fund, Inc.

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Global Real Estate Investment Fund, Inc. (“the “Fund”), including the portfolio of investments, as of November 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Global Real Estate Investment Fund, Inc. at November 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 27, 2014

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	43

Report of Independent Registered Public Accounting Firm

2013 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2013. For corporate shareholders, 1.07% of dividends paid qualify for the dividends received deduction.

The Fund intends to make an election to pass through foreign taxes to its shareholders. For the taxable year ended November 30, 2013, $135,799 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $2,627,196.

For the taxable year ended November 30, 2013, the Fund designates $462,800 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2014.

44	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

2013 Federal Tax Information

BOARD OF DIRECTORS

Marshall C. Turner, Jr(1) , Chairman

John H. Dobkin(1)

Michael J. Downey(1)

William H. Foulk, Jr.(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Eric J. Franco(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global Real Estate Senior Investment Management Team. Mr. Eric J. Franco is the investment professional with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	45

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, New York 10105 53 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	100	None

46	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS
Chairman of the Board Marshall C. Turner, Jr. # 72 (2005)	Private Investor since prior to 2009. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He has extensive operating and early-stage investment experience, including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AllianceBernstein fund since 1992, and director or trustee of multiple AllianceBernstein funds since 2005. He is Chairman of the AllianceBernstein Funds since January 2014.	100	Xilinx, Inc. (programmable logic semiconductors) and SunEdison, Inc. (semi-conductor substrates, solar materials and solar power plants) since prior to 2009

John H. Dobkin, # 71 (2002)	Independent Consultant since prior to 2009. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	100	None

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	47

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 70 (2005)	Private Investor since prior to 2009. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director and Chairman of one other registered investment company.	100	Asia Pacific Fund, Inc. since prior to 2009, Prospect Acquisition Corp. (financial services) from 2007 until 2009, and The Merger Fund since prior to 2009 until 2013

William H. Foulk, Jr., ++, # 81 (2002)	Investment Adviser and an Independent Consultant since prior to 2009. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the Independent Directors Committee of the AllianceBernstein Funds since 2003. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	100	None

48	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
D. James Guzy, # 77 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2009. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008 and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	100	PLX Technology (semi-conductors) since prior to 2009, and Cirrus Logic Corporation (semi-conductors) since prior to 2009 until July 2011

Nancy P. Jacklin, # 65 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	100	None

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	49

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 61 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	100	Greenbacker Renewable Energy Company LLC (renewable energy and energy efficiency projects) since August 2013

Earl D. Weiner, # 74 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	100	None

50	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person” of the Fund, as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser.

++	Member of the Fair Value Pricing Committee.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	51

Management of the Fund

Officer Information

Certain information concerning the Fund’s officers is set forth below.

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 53	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 68	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Eric J. Franco 53	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

Emilie D. Wrapp 58	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2009.

Joseph J. Mantineo 54	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2009.

Phyllis J. Clarke 53	Controller	Vice President of ABIS**, with which she has been associated since prior to 2009.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

52	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Global Real Estate Investment Fund, Inc. (the “Fund”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser

1	The information in the fee evaluation was completed on April 22, 2013 and discussed with the Board of Directors on April 30 – May 2, 2013.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	53

must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

FUND ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Fund pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Advisory Fee[5]	Net Assets 03/31/13 ($MIL)	Fund
Value	0.55% on 1st $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	$157.3	Global Real Estate Investment Fund, Inc.

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $57,208 (0.048% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios for the most recently completed fiscal year:

Fund	Total Expense Ratio			Fiscal Year
Global Real Estate Investment Fund, Inc.	Advisor Class A Class B Class C Class R Class K Class I	1.20 1.50 2.30 2.23 1.74 1.43 1.10	% % % % % % %	November 30

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	The advisory fee of the Fund is based on the percentage of the Fund’s average daily net assets and is paid on a monthly basis.

54	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.6 In addition to the AllianceBernstein institutional

6	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	55

fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein institutional fee schedule been applicable to the Fund based on March 31, 2013 net assets:7

Fund	Net Assets 03/31/13 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Global Real Estate Investment Fund, Inc.	$157.3	Global REIT 0.60% on 1st $25 million 0.50% on next $25 million 0.45% on the balance Minimum account size: $25m	0.482%	0.550%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund.8 Also shown is the Fund’s advisory fee and what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund based on March 31, 2013 net assets:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Advisory Fee
Global Real Estate Investment Fund, Inc.[9]	Real Estate Investment Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550%	0.550%

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

8	The AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

9	The investment guidelines of the Fund are not as restrictive as that of the AVPS portfolio. The Fund may invest in equity securities of non-U.S. REITS and other non-U.S. real estate industry companies in contrast to the AVPS portfolio, which invests primarily in equities of U.S. REITS and other U.S. real estate industry companies.

56	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg fund that has a somewhat similar investment style as the Fund:

Fund	Luxembourg Fund	Fee[10]
Global Real Estate Investment Fund, Inc.	Global Real Estate Securities Portfolio Class A Class I (Institutional)	1.75% 0.95%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.11 Lipper’s analysis included the comparison of the Fund’s contractual management fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”)12 and the Fund’s contractual management fee ranking.13

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

10	Class A shares of the fund are charged an “all-in” fee, which covers investment advisory services and distribution related services, unlike Class I shares, whose fee is for investment advisory services only.

11	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

12	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

13	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	57

Fund	Contractual Management Fee (%)[14]	Lipper EG Median (%)	Lipper EG Rank
Global Real Estate Investment Fund, Inc.	0.550	0.908	1/9

Lipper also compared the Fund’s total expense ratio to the medians of the Fund’s EG and Lipper Expense Universe (“EU”).15 The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Fund. Set forth below is Lipper’s comparison of the Fund’s total expense ratio and the medians of the Fund’s EG and EU. The Fund’s total expense ratio rankings are also shown.

Fund	Total Expense Ratio (%)[16]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Global Real Estate Investment Fund, Inc.	1.502	1.450	6/9	1.380	13/18

Based on this analysis, the Fund has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2012, relative to 2011.

14	The contractual management fee rate does not reflect any expense reimbursement payments made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services.

15	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

16	Most recently completed fiscal year end Class A total expense ratio.

58	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2012, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $2,679, $504,349 and $4,246 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $116,408 in fees from the Fund.

The Fund did not effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from any future business conducted with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	59

passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli17 study on advisory fees and various fund characteristics.18 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the

17	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

18	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

60	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $443 billion as of March 31, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings20 of the Fund relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended February 28, 2013.22

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	21.15	18.51	18.50	1/9	5/22
3 year	14.97	13.98	14.37	2/9	5/20
5 year	3.22	3.10	3.10	3/8	7/16
10 year	10.74	11.02	11.65	2/2	4/4

20	The performance returns and rankings of the Fund are for the Fund’s Class A shares. Fund performance returns were provided by Lipper.

21	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

22	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a Fund had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	61

Set forth below are the 1, 3, 5 and 10 year and since inception performance returns of the Fund (in bold)23 versus its benchmarks.24 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.25

	Periods Ending February 28, 2013 Annualized Performance
					Since Inception (%)	Annualized		Risk Period (Year)

	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)		Volatility (%)	Sharpe (%)
Global Real Estate Investment Fund, Inc.	21.15	14.97	3.22	10.74	9.34	21.93	0.50	10
FTSE EPRA NAREIT Developed RE Index	19.83	15.99	3.11	12.69	9.07	21.46	0.59	10
FTSE NAREIT Equity REIT Index[26]	19.19	20.35	7.76	12.47	10.79	N/A	N/A	N/A
Inception Date: September 30, 1996

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 29, 2013

23	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

24	The Adviser provided Fund and benchmark performance return information for periods through February 28, 2013.

25	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

26	Benchmark since inception date is the nearest month end after the Fund’s inception date.

62	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Growth & Income Fund

Select US Equity Portfolio

US Growth

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Value Fund

International/Global Equity

International/Global Core

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Discovery Equity Portfolio

International Growth Fund

International/Global Value

Global Value Fund

International Value Fund

Fixed Income

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Fixed Income (continued)

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Alternatives

Dynamic All Market Fund

Global Real Estate Investment Fund

Global Risk Allocation Fund

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Asset Allocation/Multi-Asset

Multi-Asset

Emerging Markets Multi-Asset Portfolio

Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	63

AllianceBernstein Family of Funds

NOTES

64	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

NOTES

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	65

NOTES

66	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

NOTES

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	67

NOTES

68	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GRE-0151-1113

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Global REIT	2012	$30,500	$326	$30,317
	2013	$30,500	$—	$30,677

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Global REIT	2012	$684,408	$30,643
			$(326)
			$(30,317)
	2013	$378,898	$30,677
			$—
			$(30,677)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Global Real Estate Investment Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	January 22, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	January 22, 2014

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	January 22, 2014